Pension Benefits - Schedule of Assumptions Used (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted average assumptions used to determine benefit obligation
Discount rates	3.00%	3.20%
Rate of compensation increase	5.50%	4.40%
Weighted average assumptions used to determine net pension expense
Discount rates	3.00%	3.20%	4.40%
Rate of compensation increase	5.50%	4.40%	4.60%
Expected long-term rates of return	4.80%	5.00%	5.70%